           As filed with the Securities and Exchange Commission on July 14, 1999
                                                    Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                                           75-2626358
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                             1301 WATERS RIDGE DRIVE
                             LEWISVILLE, TEXAS 75057
              (Address of registrant's principal executive offices)

                                 (972) 353-6500
              (Registrant's telephone number, including area code)

                ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN
                                       and
                    ULTRAK, INC. INCENTIVE STOCK OPTION PLAN
                              (Full Title of Plans)

                                   ----------

    Mark L. Weintrub                         Copy to: Richard L. Waggoner, Esq.
    General Counsel                                    Gardere & Wynne, L.L.P.
1301 Waters Ridge Drive                                    1601 Elm Street
Lewisville, Texas 75057                                      Suite 3000
    (972) 353-6449                                       Dallas, Texas 75201
                                                           (214) 999-4654
          (Name and address, including zip code, and telephone number, including area code, of registrant's agent for service)

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================
    TITLE OF EACH CLASS                             PROPOSED MAXIMUM      PROPOSED MAXIMUM
    OF SECURITIES TO BE          AMOUNT TO BE      OFFERING PRICE PER    AGGREGATE OFFERING       AMOUNT OF
         REGISTERED            REGISTERED(1)(2)          SHARE                PRICE(1)        REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value   1,600,000 shares          $6.86               $10,973,897           $3,051
===============================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act, shares issuable upon any stock split, stock dividend or similar transaction with respect to the shares registered under the Plans are also being registered hereunder.

(2) Calculated pursuant to Rule 457(h), based on the prices at which outstanding options may be exercised (as to 1,007,300 shares), plus the average of the high and low prices for the Common Stock on July 8, 1999 as reported on the NASDAQ National Market System (as to 592,700 shares for which the exercise price is not known).

================================================================================

                                     PART I

                INFORMATION REQUIRED IN THE SECTION 10 PROSPECTUS

ITEM 1. PLAN INFORMATION.*

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

     *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the registration statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

      The following documents filed by Ultrak, Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission are incorporated by reference in this registration statement.

          (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed March 23, 1999;

          (2) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K in (1) above; and

          (3) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on November 18, 1996, including any amendments or reports filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. The consolidated financial statements and schedules of the Registrant appearing in its latest Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 1999, for the year ended December 31, 1998, have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report thereon included therein and incorporated by reference in this registration statement. Such consolidated financial statements are, and audited consolidated financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Grant Thornton LLP, or such other auditors as the Registrant may employ, pertaining to such financial statements (to the extent covered by consents filed with the Securities and Exchange Commission) given upon the authority of such firm as experts in accounting and auditing.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the maximum extent permitted by the Delaware General Corporation Law ("DGCL"). The DGCL does not permit liability to be eliminated (i) for any breach of a director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions, as provided in Section 174 of the DGCL, or (iv) for any transaction for which the director derived an improper personal benefit.

     The Company's Certificate of Incorporation includes a provision that provides generally for mandatory indemnification of all the Company's officers and directors.

     Article VI of the Company's By-Laws provides generally for indemnification of all of the Company's officers and directors to the fullest extent permitted under the DGCL. Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     The Company also has a policy insuring it and its directors and officers against certain liabilities.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or person controlling the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 8. EXHIBITS.

         4.1 Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as amended and restated as of November 1, 1991 (previously filed as Exhibit 10.6 to the Registrant's Registration Statement on Form S-1, Registration No. 55-3-31110 and incorporated herein by reference)

         4.2 Amendment No. 2 to Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (previously filed as Exhibit 10 to the Registrant's Current Report on Form 8-K dated December 28, 1993 and incorporated herein by reference)

         4.3 Amendment No. 3 to Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (previously filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference)

         4.4      Amendment No. 4 to Ultrak, Inc. 1988 Non-Qualified Stock
                  Option Plan*

         4.5      Ultrak, Inc. Incentive Stock Option Plan (previously filed as
                  Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and incorporated herein by reference)

         5.1      Opinion of Gardere & Wynne, L.L.P.*

        23.1      Consent of Grant Thornton LLP*

        23.2      Consent of Gardere & Wynne, L.L.P. (included as part of
                  Exhibit 5.1)

        24.1 Power of Attorney (set forth on the signature pages of the registration statement)

------------
        *filed herewith

ITEM 9. UNDERTAKINGS.

The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

     provided, however, that the undertakings set forth in paragraphs (1)(i) and
     (1)(ii) above do not apply if the information is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered by them, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lewisville, State of Texas, on the 14th day of July, 1999.

                                           ULTRAK, INC.
                                           (Registrant)

                                           By: /s/ GEORGE K. BROADY
                                               ---------------------------------
                                               George K. Broady, Chairman of the
                                               Board and Chief Executive Officer

     Each person whose signature appears below hereby constitutes and appoints Geroge K. Broady and Tim D. Torno, and each of them (with full power in each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission and the securities regulatory authorities of the several states registration statements, any amendment or post-effective amendments or any and all other documents in connection therewith, in connection with the registration under the Securities Act, or the registration or qualification under any applicable state securities laws or regulations, of shares of Common Stock issuable pursuant to the Plans, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below in the City of Lewisville, State of Texas on the 14th day of July, 1999.

      Name                                                    Title
      ----                                                    -----


/s/ GEORGE K. BROADY                     Chairman of the Board and Chief Executive Officer
--------------------------------         (principal executive officer)
George K. Broady


/s/ TIM D. TORNO                         Vice President - Finance, Chief Financial Officer,
--------------------------------         Treasurer and Assistant Secretary
Tim D. Torno                             (principal financial and accounting officer)


/s/ CHARLES C. NEAL                      Director
--------------------------------
Charles C. Neal


                                         Director
--------------------------------
Roland Scetbon


/s/ ROBERT F. SEXTON                     Director
--------------------------------
Robert F. Sexton


/s/ MALCOLM J. GUDIS                     Director
--------------------------------
Malcolm J. Gudis


/s/ GEORGE V. BROADY                     Director
--------------------------------
George V. Broady

                                INDEX TO EXHIBITS


       Exhibit
       Number            Exhibit
       -------           -------
         4.1      Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as amended and restated as of November 1, 1991 (previously filed as
                  Exhibit 10.6 to the Registrant's Registration Statement on
                  Form S-1, Registration No. 55-3-31110 and incorporated herein by reference)

         4.2      Amendment No. 2 to Ultrak, Inc. 1988 Non-Qualified Stock
                  Option Plan (previously filed as Exhibit 10 to the
                  Registrant's Current Report on Form 8-K dated December 28,
                  1993 and incorporated herein by reference)

         4.3      Amendment No. 3 to Ultrak, Inc. 1988 Non-Qualified Stock
                  Option Plan (previously filed as Exhibit 10.3 to the
                  Registrant's Annual Report on Form 10-K for the year ended
                  December 31, 1996 and incorporated herein by reference)

         4.4      Amendment No. 4 to Ultrak, Inc. 1988 Non-Qualified Stock
                  Option Plan*

         4.5      Ultrak, Inc. Incentive Stock Option Plan (previously filed as
                  Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and incorporated herein by reference)

         5.1      Opinion of Gardere & Wynne, L.L.P.*

        23.1      Consent of Grant Thornton LLP*

        23.2      Consent of Gardere & Wynne, L.L.P. (included as part of
                  Exhibit 5.1)

        24.1 Power of Attorney (set forth on the signature pages of the registration statement)

-------------
      *filed herewith